Exhibit 10.4
EXECUTION VERSION

INCREMENTAL REVOLVING CREDIT INCREASE AGREEMENT AND LENDER JOINDER AGREEMENT

This INCREMENTAL REVOLVING CREDIT INCREASE AGREEMENT AND LENDER JOINDER AGREEMENT (this “Agreement”) dated as of September 12, 2019 (the “Increase Effective Date”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrowers, the Guarantors, BNP Paribas (the “New Revolving Lender”), the Swing Line Lenders party hereto, the L/C Issuers party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended hereby.

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as heretofore amended and modified, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.02(f) of the Credit Agreement, the Company has requested to increase the Aggregate Revolving Commitments with a new Revolving Commitment in the aggregate principal amount of $150,000,000 (the “New Revolving Commitment”) from the New Revolving Lender; and

WHEREAS, the New Revolving Lender has agreed to provide the New Revolving Commitment on the terms and conditions set forth herein and to become a “Lender” under the Credit Agreement in connection therewith.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    New Revolving Commitment; Reallocation. Upon giving effect to this Agreement, (a) the New Revolving Lender hereby agrees to provide the New Revolving Commitment and be an “L/C Issuer” for all purposes of the Credit Agreement and the other Loan Documents, (b) the Revolving Commitments and Pro Rata Shares of each of Lender shall be as set forth on Schedule I hereto, (c) the amount of the Aggregate Revolving Commitments in effect on the Increase Effective Date shall be TWO BILLION ONE HUNDRED THIRTY-FIVE MILLION DOLLARS ($2,135,000,000), and (d) the Outstanding Amount of all Revolving Loans, Swingline Loans and L/C Obligations shall be reallocated such that each Revolving Lender shall hold its respective Pro Rata Share of the Outstanding Amount all Revolving Loans, Swingline Loans and L/C Obligations in accordance with Schedule I hereto. The foregoing is being effected in accordance with Section 2.02(f) of the Credit Agreement and pursuant to clause (b) of the definition of “Incremental Cap” in Section 1.01 of the Credit Agreement, as such term is used in Section 2.02(f) of the Credit Agreement.
2.    New Revolving Lender Joinder.

(a)    In accordance with Section 2.02(f)(i)(D) of the Credit Agreement, the New Revolving Lender hereby agrees that it shall have a Revolving Commitment in the amount set forth on Schedule I hereto under the Credit Agreement. The New Revolving Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (C) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Arrangers or any other Lender, and (E) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto.

(b)    Each of the Administrative Agent, the Borrowers, and the Guarantors agrees that, upon the Increase Effective Date, the New Revolving Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, (iii) be an “L/C Issuer” for all purposes of the Credit Agreement and the other Loan Documents and (iv) be subject to and bound by the terms of the Credit Agreement and the Loan Documents and have the rights and obligations of a Lender and an L/C Issuer under the Credit Agreement and the other Loan Documents.

(c)    The address of the New Revolving Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by the New Revolving Lender to the Administrative Agent.

3.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantors, the Swing Line Lenders, the L/C Issuers, the New Revolving Lender, and the Administrative Agent.

(b)    Receipt by the Administrative Agent of a Revolving Note executed by each Borrower for the New Revolving Lender if the New Revolving Lender has requested a Revolving Note.

(c)    Receipt by the Administrative Agent of a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching resolutions adopted by such Loan Party approving or consenting to the institution of the New Revolving Commitment and (ii) in the case of the Company, certifying that (i) the representations and warranties of the Company and each other Loan Party set forth in Article VI of the Credit Agreement and any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    Upon the reasonable request of the New Revolving Lender made at least ten days prior to the Increase Effective Date, the Company shall have provided to the New Revolving Lender the documentation and other information so requested in order to comply with its ongoing obligations under applicable “know your customer” and anti-money-laundering rules and regulations, including the Act, in each case at least five days prior to the Increase Effective Date.

(e)    Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).

4.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b)    Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement (as amended by this Agreement). This Agreement is a Loan Document.

(c)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d)    The Loan Parties hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, except for any filings that the Company or any of its Subsidiaries may be required to make with the Securities and Exchange Commission or pursuant to applicable stock exchange rules, which the Company expects to file promptly upon execution of this Agreement;

(iv)    The representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement); and

(v)    No event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g., PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:            QUANTA SERVICES, INC.,
a Delaware corporation

By:     /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

By:    /s/ Gerald Albert Ducey, Jr.
Name:     Gerald Albert Ducey, Jr.
Title:     Director

By:    /s/ Scot P. Fluharty
Name:     Scot P. Fluharty
Title:     Director

QSI FINANCE V (US), L.P., a Delaware limited partnership

By: QSI FINANCE IV (CANADA) ULC, its managing partner

By:    /s/ Nicholas M. Grindstaff
Name:     Nicholas M. Grindstaff
Title:     Treasurer

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

By:    /s/ Gerald Albert Ducey, Jr.
Name:    Gerald Albert Ducey, Jr.
Title:    Director

By:     /s/ Scot P. Fluharty
Name:     Scot P. Fluharty
Title:     Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

GUARANTORS:        1 DIAMOND, LLC
ADVANCED ELECTRIC SYSTEMS, LLC
APPRENTICESHIP PROGRAMS, INC.
ARCANUM CHEMICALS, LLC
ARNETT & BURGESS PIPELINERS (ROCKIES) LLC
B&N CLEARING AND ENVIRONMENTAL, LLC
BRENT WOODWARD, INC.
BRINK CONSTRUCTORS, INC.
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
DOMINO HIGHVOLTAGE SUPPLY, LLC
ENERGY CONSULTING GROUP, LLC
FIELD PERSONNEL SERVICES, LLC
FIVE POINTS CONSTRUCTION CO.
GRID CREATIVE, INC.
GRID MANUFACTURING CORPORATION
GRID TRAINING CORPORATION
HARGRAVE POWER, INC.
HAVERFIELD INTERNATIONAL INCORPORATED
HERITAGE MIDSTREAM, LLC
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE SERVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
JBT ELECTRIC, LLC
J.C.R. CONSTRUCTION CO., INC.
J.W. DIDADO ELECTRIC, LLC
LAZY Q RANCH, LLC
LAZY Q TRAINING CENTER, LLC
MEARS EQUIPMENT SERVICES, LLC
MEARS GROUP, INC.
MEARS INSTALLATION, LLC
MEJIA PERSONNEL SERVICES, INC.
M. G. DYESS, INC.
MICROLINE TECHNOLOGY CORPORATION
MID AMERICA ENERGY SERVICES, INC.
M. J. ELECTRIC, LLC
MTS QUANTA, LLC
NLC CA., INC.
NLC ID., INC.
NLC FL., INC.
NLC TX., INC.
NORTHERN POWERLINE CONSTRUCTORS, INC.
NORTHSTAR ENERGY SERVICES, INC.
NOVA EQUIPMENT LEASING, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
NPC ENERGY SERVICES LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
PHOENIX POWER GROUP, INC.
POTELCO, INC.
POWER DELIVERY PROGRAM, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PROBST ELECTRIC, INC.
QES GP, LLC
QP ENERGY SERVICES, LLC
QPS ENGINEERING, LLC
QSI ENGINEERING, INC.
QSI FINANCE GP (US), LLC
QSI FINANCE I (US), L.P.
QSI, INC.
QTSL, LLC
QUANTA ASSET MANAGEMENT LLC
QUANTA AVIATION SERVICES, LLC
QUANTA CAPITAL GP, LLC
QUANTA CAPITAL LP, L.P.
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA ELECTRIC POWER CONSTRUCTION, LLC
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ELECTRIC POWER SERVICES WEST, LLC
QUANTA ENERGIZED SERVICES U.S., LLC
QUANTA ENERGY SERVICES, LLC
QUANTA EQUIPMENT COMPANY, LLC
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA INFRASTRUCTURE SERVICES, LLC
QUANTA INLINE DEVICES, LLC
QUANTA MARINE SERVICES, LLC
QUANTA PIPELINE SERVICES, INC.
QUANTA POWER GENERATION, INC.
QUANTA SERVICES WEST, LLC
QUANTA SUBSURFACE, LLC
QUANTA TECHNOLOGY, LLC
QUANTA TELECOMMUNICATION SERVICES, LLC
QUANTA UTILITY ENGINEERING SERVICES, INC.
QUANTA UTILITY INSTALLATION     COMPANY, INC.
REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
RMS HOLDINGS, LLC
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
STRONGHOLD GENERAL, LLC
STRONGHOLD SPECIALTY GENERAL, LLC
SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.
T. G. MERCER CONSULTING SERVICES, INC.
THE ASPEN UTILITY COMPANY, LLC
THE COMTRAN GROUP, INC.
THE RYAN COMPANY, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UNDERGROUND ELECTRIC CONSTRUCTION COMPANY, LLC
UTILITY TRAINING SERVICES CORPORATION
VALARD CONSTRUCTION, LLC
WINCO, INC.

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

CAN-FER UTILITY SERVICES, LLC

By:    Mejia Personnel Services, Inc.,
its sole member

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:    Mejia Personnel Services, Inc.,
its general partner

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

QUANTA ASSOCIATES, L.P.

By:    Quanta Services, Inc.,
its general partner

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Vice President – Finance and Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:    QSI, Inc.,
its general partner

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

STRONGHOLD, LTD.
STRONGHOLD SPECIALTY, LTD.

By:    QES GP, LLC,
its general partner

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

CAT-SPEC, LTD.
ELITE TURNAROUND SPECIALISTS, LTD.
STRONGHOLD TOWER GROUP, LTD.

By:    Stronghold Specialty General, LLC,
its general partner

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

CITADEL INDUSTRIAL SERVICES, LTD.
DORADO SPECIALTY SERVICES, LTD.
ELITE FABRICATION, LTD.
ELITE PIPING & CIVIL, LTD.
SPECIALTY TANK SERVICES, LTD.
STRONGHOLD INSPECTION, LTD.
TURNKEY AUTOMATION, LTD.

By:    Stronghold General, LLC,
its general partner

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Anthony W. Kell
Name:    Anthony W. Kell
Title:    Vice President

SWING LENDERS AND
L/C ISSUERS:            BANK OF AMERICA, N.A.,
as Domestic Swing Line Lender and an L/C Issuer

By:    /s/ Jo Ann Vasquez
Name:    Jo Ann Vasquez
Title:    Vice President

BANK OF AMERICA, N.A., AUSTRALIA BRANCH,
as Australian Swing Line Lender

By:    /s/ Ari Rubin
Name:    Ari Rubin
Title:    Vice President

BANK OF AMERICA, N.A., CANADA BRANCH,
as Canadian Swing Line Lender

By:    /s/ Medina Sales de Andrade
Name:    Medina Sales de Andrade
Title:    Vice President

BANK OF MONTREAL,
as an L/C Issuer

By:    /s/ Mike Gift
Name:    Mike Gift
Title:    Director

CITIBANK, N.A.,
as an L/C Issuer

By:    /s/ Cynthia Goodwin
Name:    Cynthia Goodwin
Title:    S.V.P.

NEW REVOLVING LENDER:    BNP PARIBAS,
as the New Revolving Lender

By:    /s/ Pierre Nicholas Rogers
Name:    Pierre Nicholas Rogers
Title:    Managing Director

By:    /s/ Joseph Mack
Name:    Joseph Mack
Title:    Vice President

SCHEDULE I

Revolving Commitments and Pro Rata Shares

Lender	Revolving Commitment	Pro Rata Share of Revolving Commitment
Bank of America, N.A.	$250,000,000.00	11.709601870%
PNC Bank, National Association	$250,000,000.00	11.709601870%
Wells Fargo Bank, National Association	$250,000,000.00	11.709601870%
JPMorgan Chase Bank, N.A.	$250,000,000.00	11.709601870%
Bank of Montreal	$150,000,000.00	7.025761124%
HSBC Bank USA, N.A.	$100,000,000.00	4.683840749%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$100,000,000.00	4.683840749%
U.S. Bank National Association	$100,000,000.00	4.683840749%
BNP Paribas	$150,000,000.00	7.025761124%
SunTrust Bank	$75,000,000.00	3.512880562%
Citibank, N.A.	$100,000,000.00	4.683840749%
Branch Banking and Trust Company	$75,000,000.00	3.512880562%
Citizens Bank, N.A.	$35,000,000.00	1.639344262%
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$100,000,000.00	4.683840749%
Regions Bank	$50,000,000.00	2.341920375%
Santander Bank, N.A.	--	--
Zions Bancorporation, N.A. (d/b/a Amegy Bank)	$60,000,000.00	2.810304450%
BOKF, NA (d/b/a Bank of Texas)	$40,000,000.00	1.873536300%
Total	$2,135,000,000.00	100.000000000%

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